UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2006

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1069 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

Explanatory Note:

This Form 8-K is filed solely for the purpose of filing the consent of PricewaterhouseCoopers LLP to the incorporation by reference in our outstanding registration statements under the Securities Act of 1933 of the report of PricewaterhouseCoopers LLP included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

(c) Exhibits

23 Consent of Independent Registered Public Accounting Firm

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

January 23, 2006	By:	Gregory N. Miller

Name: Gregory N. Miller
Title: Senior Vice President and Chief Financial Officer

Hillenbrand Industries, Inc.

January 23, 2006	By:	Richard G. Keller

Name: Richard G. Keller
Title: Vice President - Controller and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm